SUPPLEMENT

DATED SEPTEMBER 24, 2014

TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1,
2014, AS LAST AMENDED JUNE 1, 2014,

FOR THE HARTFORD MUTUAL FUNDS, INC. AND

THE HARTFORD MUTUAL FUNDS II, INC.

The above referenced Statement of Additional Information is revised as follows:

1.              Each of The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2015 Fund, The Hartford Target Retirement 2020 Fund, The Hartford Target Retirement 2025 Fund, The Hartford Target Retirement 2030 Fund, The Hartford Target Retirement 2035 Fund, The Hartford Target Retirement 2040 Fund, The Hartford Target Retirement 2045 Fund and The Hartford Target Retirement 2050 Fund (each a “Target Retirement Fund”) were liquidated on June 26, 2014.  Therefore, all references to the Target Retirement Funds are hereby deleted.

2.              Effective September 17, 2014, Lowndes A. Smith resigned as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund.

3.              Effective September 23, 2014, Hilary E. Ackermann became a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and a Trustee of The Hartford Alternative Strategies Fund.

a.              Under the heading “FUND MANAGEMENT — NON-INTERESTED DIRECTORS,” the following information is added to the table:

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

HILARY E. ACKERMANN (1956) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	79	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

b.              Under the heading “FUND MANAGEMENT — BOARD OF DIRECTORS — STANDING COMMITTEES,” the information is deleted in its entirety and replaced with the following information:

Each Board of Directors has established an Audit Committee, a Compliance Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee (formerly known as the Nominating Committee).

Each Audit Committee currently consists of the following non-interested directors: Hilary E. Ackermann, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  Each Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable Board of Directors in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function, and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the respective full board.  The Funds’ independent registered accounting firm reports directly to each Audit Committee, and each Audit Committee regularly reports to its applicable Board of Directors.

Each Compliance Committee currently consists of Hilary E. Ackermann, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  Each Compliance Committee assists the applicable Board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal securities laws.

Each Contracts Committee currently consists of all non-interested directors of the Funds:  Hilary E. Ackermann, Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.  Each Contracts Committee assists the applicable Board in its consideration and review of fund contracts and the consideration of strategy-related matters.

Each Investment Committee currently consists of Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill and Lemma W. Senbet.  Each Investment Committee assists the applicable Board in its oversight of the Funds’ investment performance and related matters.

Each Nominating and Governance Committee currently consists of all non-interested directors of the Funds:  Hilary E. Ackermann, Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.  Each Nominating and Governance Committee (i) screens and selects candidates to the applicable Board of Directors, and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors.  The Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended October 31, 2013, the above referenced committees of each of the Companies met the following number of times:  Audit Committee — 5 times, Investment Committee —  4 times, Nominating Committee — 2 times,   Contracts Committee — 1 time and Compliance Committee — 4 times.

All Directors and officers of the Companies are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HFMC serves as investment adviser.

c.               Under the heading “FUND MANAGEMENT — BOARD OF DIRECTORS — DIRECTOR QUALIFICATIONS,” the following information replaces the third paragraph in its entirety:

Hilary E. Ackermann.  Ms. Ackermann has served as a director of the Funds since September 23, 2014.  Ms. Ackermann has over twenty-five years of credit, financial and risk management experience, including serving as Chief Risk Officer at Goldman Sachs Bank USA.

Lynn S. Birdsong.  Mr. Birdsong has served as a director of the Funds since 2003.  He has served as Co-Chairman of the Investment Committee since 2005 and Chairman of the Investment Committee since September 2014.  Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than twenty-five years.  He has served as a director of other mutual funds for more than ten years.

d.              Under the heading “FUND MANAGEMENT — NON-INTERESTED DIRECTORS,” the following information is added to the table that discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2013 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies:

NAME OF DIRECTOR	Funds	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	None	None	None

e.               Under the heading “FUND MANAGEMENT — COMPENSATION OF OFFICERS AND DIRECTORS,” the following information is added to the table that discloses the compensation paid by each Company to the directors for the fiscal year ended October 31, 2013 and certain other information:

Name of Person, Position	Aggregate Compensation From The Hartford Mutual Funds, Inc.	Aggregate Compensation From The Hartford Mutual Funds II, Inc.	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds And Fund Complex Paid To Directors*
Hilary E. Ackermann, Director	$0	$0	$0	$0	$0

4.              Under the heading “PORTFOLIO MANAGERS,” the Additional Portfolio Managers’ Table for the International Capital Appreciation Fund is revised to remove Braxton Zink and add Jonathan White.

5.              Under the heading “COMMISSIONS TO DEALERS,” the paragraph below the chart for Floating Rate Fund and Floating Rate High Income Fund is deleted in its entirety and replaced with the following paragraph:

HFD may pay up to the entire amount of the sales commission to particular broker-dealers.  HFD also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million.  Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.  For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.  In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge.

6.              Under the heading “COMMISSIONS TO DEALERS,” the third to last paragraph is deleted in its entirety and replaced with the following paragraph:

HFD may pay up to the entire amount of the sales commission to particular broker-dealers.  HFD also may pay dealers of record commissions on purchases over $500,000 in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million.  Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.  For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.  In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE.

September 2014